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                                                                   EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in this amendment no. 2 to the registration statement on Form S-3 of our report dated March 12, 1999, on our audits of the consolidated financial statements of RailAmerica, Inc. and Subsidiaries as of December 31, 1998 and 1997 and for the three years in the period ended December 31, 1998. We also consent to the reference to our firm under the caption "Experts."


PricewaterhouseCoopers LLP



Fort Lauderdale, Florida
July 19, 1999